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                                                                       EXHIBIT 5
NUMBER

PE                 [PROTON ENERGY SYSTEMS LOGO APPEARS HERE]

                                                                          SHARES

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
                                                    PROTON ENERGY SYSTEMS, INC.


       INCORPORATED UNDER THE LAWS                                                                                SEE REVERSE FOR
        OF THE STATE OF DELAWARE                                                                               CERTAIN DEFINITIONS
                                                                                                               CUSIP 74371K  10  1
        THIS IS TO CERTIFY THAT









           IS THE OWNER OF


                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

           ---------------------------------------                             --------------------------------------------
-------------------------------------------------- PROTON ENERGY SYSTEMS, INC. -----------------------------------------------------
           ---------------------------------------                             --------------------------------------------

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and of the By-Laws of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



/s/ Lawrence C. Moulthrop Jr.                                                                  /s/ Walter W. Schroeder
-----------------------------                                                                  -------------------------------------
       SECRETARY                  [PROTON ENERGY SYSTEMS, INC. SEAL APPEARS HERE]              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                       COUNTERSIGNED AND REGISTERED:
                                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                         (NEW YORK, N.Y.)       TRANSFER AGENT
                                                                                 AND REGISTRAR
                                       BY

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                          PROTON ENERGY SYSTEMS, INC.


     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common                           UNIF GIFT MIN ACT- ______________ Custodian ______________
     TEN ENT - as tenants by the entireties                                        (Cust)                    (Minor)
     JT TEN  - as joint tenants with right of                                        under Uniform Gifts to Minors
               survivorship and not as tenants                                       Act _____________________________
               in common                                                                        (State)


                              Additional abbreviations may also be used though not in the above list.

                           For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
  [                               ]


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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------------------------------------------------  shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------------------------------------------------------   Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

                                       ------------------------------------------------------------------------------------------
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                       THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                       WHATEVER.

Signature(s) Guaranteed:


------------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.